EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                      Chief Financial Officer
---------------------------------------           -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                                12/20/00
---------------------------------------           -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ JESSICA L. WILSON                              Chief Accounting Officer
---------------------------------------           -------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                         12/20/00
---------------------------------------           -------------------------
PRINTED NAME OF PREPARER                                    DATE
`
                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH                 MONTH            MONTH
                                                        SCHEDULE       -------------------------------------------------------
ASSETS                                                  AMOUNT             OCTOBER 2000         NOVEMBER 2000
------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                    $15,476              ($3,048)             ($14,649)               $0
------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                                $0                    $0
------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                           $15,476              ($3,048)             ($14,649)               $0
------------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                        $13,356,789           $6,220,572            $5,535,308                $0
------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                              $5,142,821            $4,861,439                $0
------------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                               $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                         $201,238              $187,624                $0
------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                              $37,290,970          $47,569,379           $48,115,344                $0
------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                             $50,663,235          $59,130,962           $58,685,066                $0
------------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                      $17,083,867          $16,645,008           $16,645,008                $0
------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                                 $6,778,594            $6,957,011                $0
------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                        $17,083,867           $9,866,414            $9,687,997                $0
------------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                              $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                                                     $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                     $67,747,102          $68,997,376           $68,373,063                $0
------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                         $246,220              $426,506                $0
------------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                           ($285,316)            ($393,165)               $0
------------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                                  $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                              $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                                   $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                    $1,432,739            $1,343,286                $0
------------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                            $1,393,643            $1,376,627                $0
------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                        $152,776             $100,158               $89,381                $0
------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                       $380,384                   $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                   $10,596,326          $18,351,965           $18,348,512                $0
------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                                            $0                    $0                $0
------------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                    $11,129,486          $18,452,123           $18,437,893                $0
------------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                                $11,129,486          $19,845,766           $19,814,520                $0
------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                            $49,811,368           $49,811,368                $0
------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                        ($659,758)          ($1,252,825)               $0
------------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                              $0          $49,151,610           $48,558,543                $0
------------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                   $11,129,486          $68,997,376           $68,373,063                $0
------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96


INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------
                                                      MONTH            MONTH               MONTH
                                                  -------------------------------------------------       QUARTER
REVENUES                                          OCTOBER 2000      NOVEMBER 2000                          TOTAL
------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                 $2,462,079        $1,802,115              $0         $4,264,194
-------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                              $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                    $2,462,079        $1,802,115              $0         $4,264,194
-------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                               $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                           $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                        $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                               $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                   $2,462,079        $1,802,115              $0         $4,264,194
-------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                      $10,000           $10,000              $0            $20,000
-------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                    $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                         $313,782          $265,177              $0           $578,959
-------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                           $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                            $2,071,080        $2,097,819              $0         $4,168,899
-------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                       $2,394,862        $2,372,996              $0         $4,767,858
-------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                  $67,217         ($570,881)             $0          ($503,664)
-------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                       $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                      $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                 ($37,455)         ($26,370)             $0           ($63,825)
-------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                           $177,328          $178,415              $0           $355,743
-------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                           $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                    $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                      $139,873          $152,045              $0           $291,918
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                      $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                      $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                    $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                          $0                $0              $0                 $0
-------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                        $34,758         ($129,699)             $0           ($94,941)
-------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                               ($107,414)        ($593,227)             $0          ($700,641)
-------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-3

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH              MONTH              MONTH
CASH RECEIPTS AND                                               ------------------------------------------------------     QUARTER
DISBURSEMENTS                                                    OCTOBER 2000       NOVEMBER 2000                           TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                      ($71,331)           ($3,048)              $0          ($71,331)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                           $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                          $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                                 $2,553,548         $2,337,144               $0        $4,890,692
----------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                                     $2,553,548         $2,337,144               $0        $4,890,692
----------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                                       $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                                       $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                         ($2,485,265)       ($2,348,745)              $0       ($4,834,010)
----------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                                ($2,485,265)       ($2,348,745)              $0       ($4,834,010)
----------------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                                  $68,283           ($11,601)              $0           $56,682
----------------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                            ($3,048)          ($14,649)              $0          ($14,649)
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                          $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                                   $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                                        $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                                $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                            $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                            $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                                  $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                                     $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                               $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                                        $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                                $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                             $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                          $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                                  $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                                        $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                                    $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                                    $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                                  $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                                        $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                                  $0                 $0               $0                $0
----------------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                                   $68,283           ($11,601)              $0           $56,682
----------------------------------------------------------------------------------------------------------------------------------
33. CASH-END OF MONTH                                               ($3,048)          ($14,649)              $0          ($14,649)
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

-------------------------------------------------------------------------------------------------------------------
                                                                       MONTH              MONTH              MONTH
                                                    SCHEDULE     --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT        OCTOBER 2000       NOVEMBER 2000
-------------------------------------------------------------------------------------------------------------------
1.  0-30                                                            $2,298,311          $2,188,039              $0
-------------------------------------------------------------------------------------------------------------------
2.  31-60                                                           $1,091,251            $764,610              $0
-------------------------------------------------------------------------------------------------------------------
3.  61-90                                                             $354,139            $111,726              $0
-------------------------------------------------------------------------------------------------------------------
4.  91+                                                             $2,476,871          $2,470,933              $0
-------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                             $0        $6,220,572          $5,535,308              $0
-------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                         $0                  $0              $0
-------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                             $0        $6,220,572          $5,535,308              $0
-------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                               MONTH: November 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                 0-30             31-60             61-90               91+
TAXES PAYABLE                                    DAYS              DAYS              DAYS               DAYS            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                   ($393,631)              $0                $0                  $0       ($393,631)
-------------------------------------------------------------------------------------------------------------------------------
2.  STATE                                          $466               $0                $0                  $0            $466
-------------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                            $0               $0                $0                  $0              $0
-------------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                              $0               $0                $0                  $0              $0
-------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                       ($393,165)              $0                $0                  $0       ($393,165)
-------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                           $173,530          $51,718           $31,838            $169,420        $426,506
-------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH: November 2000
------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING          AMOUNT                                ENDING
                                                     TAX          WITHHELD AND/           AMOUNT            TAX
FEDERAL                                           LIABILITY*       0R ACCRUED              PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                        $0          $199,199            $199,199              $0
------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                      $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                      $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                         $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
5.  INCOME                                        ($287,535)        ($129,699)                 $0       ($417,234)
------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                  $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                           ($287,535)          $69,500            $199,199       ($417,234)
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                          $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
9.  SALES                                              $293              $173                  $0            $466
------------------------------------------------------------------------------------------------------------------
10. EXCISE                                           $1,926           $23,603              $1,926         $23,603
------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                         $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                        $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                    $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                  $0                $0                  $0              $0
------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                              $2,219           $23,776              $1,926         $24,069
------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                   ($285,316)          $93,276            $201,125       ($393,165)
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH:  November 2000
-----------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                                           Account #1       Account #2       Account #3
-----------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                                  Bank One         Sun Trust
---------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                     100128198         5572932                                TOTAL
---------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                                      Deposit         Operating
-----------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                               $0            $16,065                                $16,065
-----------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                         $0                 $0                                     $0
-----------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                             $0                 $0                                     $0
-----------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                            ($46,097)                $0                               ($46,097)
-----------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                        ($46,097)           $16,065               $0              ($30,032)
-----------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                      No checks          No checks
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                  DATE OF          TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                      PURCHASE        INSTRUMENT         PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.  N/A
-----------------------------------------------------------------------------------------------------------------------------
8.  N/A
-----------------------------------------------------------------------------------------------------------------------------
9.  N/A
-----------------------------------------------------------------------------------------------------------------------------
10. N/A
-----------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                 $15,383
-----------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                       ($14,649)
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: November 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------
                                   INSIDERS
------------------------------------------------------------------------------
                            TYPE OF                     AMOUNT      TOTAL PAID
    NAME                    PAYMENT                      PAID        TO DATE
------------------------------------------------------------------------------
1.  Toby Skaar              Salary                           $0        $4,808
------------------------------------------------------------------------------
2.  Doug Kalitta            Salary                      $10,000       $75,000
------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                         $10,000       $79,808
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                               TOTAL
                               ORDER AUTHORIZING            AMOUNT        AMOUNT           TOTAL PAID      INCURRED
     NAME                           PAYMENT                APPROVED        PAID             TO DATE       & UNPAID *
--------------------------------------------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                            $0            $0                $0               $0
--------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

---------------------------------------------------------------------------------------------------
                                                       SCHEDULED      AMOUNTS
                                                        MONTHLY        PAID              TOTAL
                                                       PAYMENTS       DURING             UNPAID
                 NAME OF CREDITOR                         DUE          MONTH          POSTPETITION
---------------------------------------------------------------------------------------------------
1.  GE Capital                                          $11,579       $11,579              $0
---------------------------------------------------------------------------------------------------
2.  N/A
---------------------------------------------------------------------------------------------------
3.  N/A
---------------------------------------------------------------------------------------------------
4.  N/A
---------------------------------------------------------------------------------------------------
5.  N/A
---------------------------------------------------------------------------------------------------
6.  TOTAL                                               $11,579       $11,579              $0
---------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-7

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: November 2000


QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                YES         NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                         X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                           X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                    X
    LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                   X
    THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                         X
    DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                       X
    PAST DUE?
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                           X
    DELINQUENT?
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                          X
    REPORTING PERIOD?
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER          X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                          X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
 POLICY           CARRIER            PERIOD COVERED                 & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42143-BJH                                 ACCRUAL BASIS

                                                           MONTH: November 2000


--------------------------------------------------------------------------------
ACCRUAL BASIS   LINE
FORM NUMBER    NUMBER                   FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------
    6                   All Professional fees related to the Reorganization of
                        the Company are disbursed out of Kitty Hawk, Inc.
                        (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------
    7                   All insurance plans related to the Company are carried
                        at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                        400-42141.
--------------------------------------------------------------------------------
    3            3      The current general ledger system is not able to provide
                        a detail of customer cash receipts segregated by
                        prepetion accounts receivable and post petition accounts
                        receivable. Therefore, cash receipts is provided in
                        total for the month.
--------------------------------------------------------------------------------
    3            8      All cash received into the Company cash accounts is
                        swept each night to Kitty Hawk, Inc. Master Account
                        (see Case #400-42141).
--------------------------------------------------------------------------------
    3           31      All disbursements (either by wire transfer or check),
                        including payroll are disbursed out of the
                        Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
    4            6      All assessment of uncollectible accounts receivable are
                        done at Kitty Hawk, Inc. Refer to Case #400-4214. All
                        reserves are recorded at Inc. and pushed down to Inc.'s
                        subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
    4            6      Accounts payable on the aging are in the 60 and 90 day
                        categories due to wire transfers sent as prepayment on
                        Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices
                        on Kitty Hawk Charters Aging. Company is working on
                        clearing these items.
--------------------------------------------------------------------------------
    3           28      All payments are made by Kitty Hawk, Inc.
                        (Case #400-42141)
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.

CASE NUMBER: 400-42143

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                     November 2000


8. OTHER (ATTACH LIST)                          $         48,115,344 Reported
                                                --------------------
        Intercompany Receivables                          47,791,963
        Contra A/R                                               420
        A/R Other                                             52,231
        A/R Clearing                                          78,621
        A/R Customer Refund                                        -
        A/R Accrued                                           (4,255)
        A/R 401(k) Loan                                       (1,926)
        A/R Employees                                          6,985
        A/R Clothing Sales                                    32,711
        A/R Payroll Advance                                        -
        A/R Aging reconciling item                            87,676
        Fuel Inventory                                        19,071
        Misc
        Security Deposit                                      51,847
                                                --------------------
                                                          48,115,344 Detail
                                                --------------------
                                                                   - Difference



22. OTHER (ATTACH LIST)                         $          1,343,286 Reported
                                                --------------------

        Accrued charter expenses                             622,252
        Accrued Salaries/Wages                               272,288
        Accrued 401(k)                                       (38,670)
        Accrued accounting/legal                              35,831
        A/P Unrecorded                                        26,000
        Adjusted FET                                        (142,527)
        A/P Aging reconciling item                             8,695
        Accrued franchise tax                                 15,732
        Misc                                                  (4,587)
        Accrued Fuel                                         548,272
                                                --------------------
                                                           1,343,286 Detail
                                                --------------------
                                                                  - Difference




ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                         $          2,097,819 Reported
                                                --------------------
        Ondemand costs                                       257,433
        135 Airline charter costs                             45,467
        Fuel                                                 546,999
        Wages                                                512,474
        Travel expense                                        13,060
        Insurance                                             45,475
        Rotables/Repair/Consumables                          636,061
        Shipping                                               8,109
        Charts                                                19,171
        Shop materials/equip rental                           13,570
        Maintenance allocation                                     -
                                                --------------------
                                                           2,097,819 Detail
                                                --------------------
                                                                   - Difference


ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                    (2,348,745)Reported
                                                --------------------
        Credit card charges                                  (16,385)
        Sweeps to Kitty Hawk, Inc.                        (2,348,744)Detail
                                                --------------------
                                                          (2,365,129)Detail
                                                --------------------
                                                              16,384 Difference